Rule 497(e)

                                                             File Nos. 333-25289
                                                                       811-08183

                            SCHWAB SELECT ANNUITY(R)
           Issued by First Great-West Life & Annuity Insurance Company
                        Variable Annuity-1 Series Account

                Supplement dated March 31, 2005 to the Prospectus
              for the Schwab Select Annuity(R) dated April 30, 2004

Dear Schwab Select Annuity(R) Contract Owner:

Recently, the Board of Trustees of the Scudder VIT Investment Funds, Inc. approved the liquidation of Scudder VIT EAFE(R) Equity Index Fund - Class A Shares.

The redemption and liquidation of outstanding shares of Scudder VIT EAFE(R) Equity Index Fund is anticipated to take place on July 25, 2005 (the "Redemption Date"). As a result, effective as of the Redemption Date, Sub-Accounts investing in Scudder VIT EAFE(R) Equity Index Fund will be closed to new investment. "Closed to new investment" means no one can allocate additional amounts (either through Contributions or Transfers) to the Sub-Account that invests in the Scudder VIT EAFE(R) Equity Index Fund as of the Redemption Date. If you have any assets invested in the Scudder VIT EAFE(R) Equity Index Fund Sub-Account subsequent to the Redemption Date, they will be Transferred to the Schwab Money Market(TM) Portfolio Sub-Account.

Any Contract Owner utilizing a custom transfer feature, such as dollar cost averaging or rebalancer, involving the Scudder VIT EAFE(R) Equity Index Fund Sub-Account should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, any assets allocated to the Scudder VIT EAFE(R) Equity Index Fund Sub-Account via a custom transfer feature will be Transferred to the Schwab Money Market(TM) Portfolio Sub-Account.

Any Transfer from the Scudder VIT EAFE(R) Equity Index Fund Sub-Account into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to and will not incur a Transfer fee.

You may Transfer your Variable Account Value in the Scudder VIT EAFE(R) Equity Index Fund Sub-Account before the Redemption Date by calling an annuity account representative at 1-800-838-0649, option 2, or in writing at Annuity Administration, PO Box 173921, Denver, CO 80217-3921. You may also use KeyTalk(R) at 1-800-838-0649, option 1, to elect a Transfer from the Scudder VIT EAFE(R) Equity Index Fund Sub-Account to another Portfolio Sub-Account.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options under your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

       This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2004.

                Please keep this supplement for future reference.